UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 21, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  MATERIAL DEFINITIVE AGREEMENTS
            2005 Long-Term Incentive Plan Grant



      The Executive Compensation Committee (ECC) of the Board of Directors of General Motors Corporation (GM) has approved a Stock Performance Plan for the period 2005 - 2007, pursuant to the provisions of the General Motors 2002 Long-Term Incentive Plan approved by the stockholders in 2002.

      - Stock Performance Program awards are normally granted to the Corporation's approximately 425 senior executives, including named executive officers. These grants are made annually, and any payout is determined based on the Total Shareholder Return ("TSR") performance ranking of GM Common Stock ("Common Stock") compared to that of other stocks in the S&P 500 Composite Stock Price Index (the "S&P 500 Index") over a three-year period.

      - Executives were granted cash target awards, which were subsequently denominated in phantom shares of the Corporation's Common Stock at the beginning of the 2005 - 2007 performance period. The final award value to be delivered at the end of the three-year performance period, if any, will depend on GM's TSR ranking (based on market price appreciation plus the compounding effect of reinvested dividends) relative to other companies in the S&P 500 Index.

      - The awards will be denominated in phantom shares of Common Stock during the performance period but then converted to cash and delivered in one installment if threshold performance is achieved.




                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  January 21, 2005              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)